UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2017

Lancaster Colony Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Polaris Parkway Westerville, Ohio		43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 224-7141

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation.

On February 3, 2017, Lancaster Colony Corporation (the “Company”) filed with the Secretary of State of Ohio a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Articles of Incorporation.

The Certificate of Amendment amends and restates the Company’s Amended and Restated Articles of Incorporation to reflect the relocation of the Company’s headquarters to 380 Polaris Parkway, Westerville, Ohio, 43082.

A copy of the Certificate of Amendment is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Lancaster Colony Corporation, dated as of February 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation

Date: February 3, 2017	By:	/s/ Douglas A. Fell
Douglas A. Fell
Treasurer, Vice President,
Assistant Secretary,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Lancaster Colony Corporation, dated as of February 3, 2017.